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                                                                   EXHIBIT 10(b)


                                November 26, 1997



Frisch's Restaurants, Inc.
2800 Gilbert Ave.
Cincinnati, OH  45206
Attn:    Mr. Donald H. Walker
         Vice President - Finance

Gentlemen:

         This letter (this "Amendment") confirms and evidences certain agreements between Star Bank, National Association, a national banking association (the "Bank"), and Frisch's Restaurants, Inc., an Ohio corporation (the "Borrower"), with respect to the Loan Agreement between the Bank and the Borrower dated as of July 9, 1997 (as amended from time to time, the "Agreement"), as follows:

         1. SALE OF ASSETS. The following is hereby added to the end of the first sentence of SECTION 2 (1) of the Agreement as CLAUSE (IV) thereof:

                  and (iv) the Borrower or any Subsidiary may sell, lease, transfer or otherwise dispose of property and equipment in connection with remodelings and equipment replacements in the ordinary course of business.

                  Property - For purposes of this Section 2(1) "property" shall mean those components of the real estate (such as walls, electrical or plumbing) which are removed during a remodeling.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Except as expressly amended hereby, all representations, warranties and covenants of the Borrower set forth in the Agreement shall be deemed restated as of the date hereof, and the Borrower further represents and warrants that:

                  (a) This Amendment has been duly executed and delivered by the Borrower and authorized by all requisite action on the part of the Borrower; and

                  (b) The execution and delivery by the Borrower of this Amendment does not constitute a violation of any applicable law or a breach of any provision contained in the Borrower's Articles of Incorporation or Code of Regulations or contained in any order of any court or other governmental agency or in any agreement, instrument or document to which the Borrower is a party or by which the Borrower or any of its assets or properties is bound.

         3.       MISCELLANEOUS.

                  (a) The Borrower shall reimburse the Bank for all out-of-pocket costs and expenses, including without limitation reasonable attorney's fees, incurred by the Bank or for which the Bank becomes obligated in connection with or arising out of this Amendment.

                  (b) As amended hereby, the Agreement shall remain in full force and effect, and all references in the Loan Documents to the Agreement shall mean the Agreement as amended hereby.

                  (c) Capitalized terms used but not defined herein shall have the same meanings herein as in the Agreement.

                  (d) This Amendment may be executed in counterparts.


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                                                                   EXHIBIT 10(b)


Frisch's Restaurants, Inc.
November 26, 1997
Page 2




         Please acknowledge the agreement of the Borrower to the foregoing by having four copies of this Amendment signed in the appropriate place below and return three of them to the Bank.

                                   STAR BANK, NATIONAL ASSOCIATION

                                   By:      /s/ Andrew T. Hawking
                                      ---------------------------------------
                                   Title:   Senior Vice President
                                         ------------------------------------

Acknowledged and Agreed:

FRISCH'S RESTAURANTS, INC.


By: /s/ Donald H. Walker
   -------------------------------------
Title:  Vice President - Finance
      ----------------------------------





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